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                                                                   EXHIBIT 10.11

                                                    Purchaser: _________________

                             SUBSCRIPTION AGREEMENT


                        ARISTO INTERNATIONAL CORPORATION


Aristo International Corporation
152 West 57 Street
New York, New York 10019

Gentlemen:

         1. Subscription. The undersigned hereby subscribes for and agrees to purchase from Aristo International Corporation, a Delaware corporation (the "Company"), an aggregate of __________ shares of the common stock, par value $.001 per share (the "Shares"), of the Company, at a purchase price of $_______ per Share. Upon execution of this Agreement by both the undersigned and the Company, this Agreement will be binding between the undersigned and the Company with respect to the terms and conditions described below.

         2. Amount and Method of Payment. The undersigned understands and acknowledges that the aggregate purchase price to be remitted to the Company in exchange for the Shares shall be $_____________. The undersigned agrees to pay for the Shares simultaneously with the execution hereof, against delivery of certificates representing the number of Shares subscribed for.

         3. Representations and Warranties of the Purchaser. The undersigned acknowledges, represents, warrants and agrees as follows:

                  (a) Accredited Investor. The undersigned is aware of what constitutes an "Accredited Investor" as that term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and under the laws, if any, of each state governing the undersigned, and the undersigned is an Accredited Investor for purposes of Regulation D and the laws, if any, of the state governing the undersigned. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the undersigned is able to hold the Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such loss should occur.

                  (b) Evaluation of Risks. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of, and bearing the

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economic risks entailed by, an investment in the Company and of protecting the undersigned's interests in connection with this transaction. The undersigned recognizes that the undersigned's investment in the Company involves a high degree of risk.

                  (c) Due Diligence. The undersigned and/or the undersigned's advisor(s) has received such documents from the Company as requested by the undersigned, has carefully reviewed such documents, has had the opportunity to obtain any additional information necessary to verify the accuracy of the information contained in such documents and has been given the opportunity to meet with representatives of the Company and to have them answer any questions and provide any additional information regarding the terms and conditions of this particular investment deemed relevant by the undersigned, and all questions have been answered and requested information provided to the undersigned's full satisfaction. In making his decision to purchase the Shares, the undersigned has relied solely upon his review of the documents referred to above and this Agreement and independent investigations made by it or its representatives.

                  (d) Independent Counsel. The undersigned acknowledges that he has been advised to consult with his own attorney regarding legal matters concerning the Company and to consult with his tax advisor regarding the tax consequences of acquiring the Shares.

                  (e) No Distribution. The undersigned is acquiring the Shares for his own account for investment and not with a view to or for resale in connection with any distribution of the Shares. The undersigned has not offered or sold any portion of the Shares and has no present intention of dividing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Shares either concurrently or after the passage of a fixed or determinable period of time or upon the occurance or non-occurance of any predetermined event or circumstance.

                  (f) No Registration. The undersigned understands that the sale of the shares has not been registered under the Act in reliance upon an exemption therefrom for non-public or limited offerings. The undersigned understands that the Shares must be held indefinitely unless the sale or other transfer is subsequently registered under the Act or an exemption from such registration is available at that time.

                  (g) Transfer Restrictions. The undersigned understands and agrees that in addition to the restrictions set forth in this Agreement, the following restrictions and limitations are applicable to his purchase and any resales, pledges, hypothecations or other transfers of the Shares:

                           (i) The following legend reflecting all applicable restrictions will be placed on any certificate(s) or other document(s) evidencing the Shares and the undersigned must comply with the terms and conditions set forth in such legend prior to any resales, pledges, hypothecations or other transfers of the
                           Shares:


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                           "The securities represented by this certificate have
                           not been registered and may not be transferred unless
                           (A) the stockholder wishing to transfer such securities provides an opinion of counsel reasonably concurred in by counsel for Aristo International Corporation (the "Company") stating that the proposed transfer of the Company's securities is exempt from the registration provisions of all applicable federal and state laws; or (B) said securities have been registered pursuant to the Securities Act of 1933, as amended."

                           (ii) Stop transfer instructions have been or will be placed on any certificates or other documents evidencing the securities so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof.

                  (h) No Advertisements. The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.

                  (i) Capacity of Undersigned. The undersigned has full power and authority to enter into this Agreement and this Agreement constitutes a valid and legally binding obligation of the undersigned. The undersigned has adequate means of providing for his current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment.

                  (j) Indemnity. The undersigned shall indemnify and hold harmless the Company and each officer, director or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company, or omitted or alleged to have been omitted by the undersigned, concerning the undersigned, or his authority to invest or financial position in connection with the offering or sale of the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained herein or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, or any officer, director or control person of the Company has not otherwise been reimbursed (including attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding.


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                  (k) IN MAKING AN INVESTMENT DECISION THE UNDERSIGNED MUST RELY
ON HIS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  (l) THE SHARES HAVE NOT BEEN AND WILL NOT BE REGISTERED FOR SALE TO THE PUBLIC UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS, AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. CONSEQUENTLY, THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED OR DELIVERED BY ANY INVESTOR EXCEPT, IN THE OPINION OF COUNSEL, FOR OR SATISFACTORY TO THE COMPANY, PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IN ACCORDANCE WITH APPLICABLE STATE OR OTHER SECURITIES LAWS. THE SHARES WILL BEAR A RESTRICTIVE LEGEND TO THE FOREGOING EFFECT, AND EACH INVESTOR MUST SIGN AN INVESTMENT REPRESENTATION CONSISTENT WITH THE FOREGOING.

         4. Representations and Warranties of the Company. The Company acknowledges, represents, warrants and agrees as follows:

                  (a) Organization and Authorization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. The Company is not in default or violation of any term or provision of its Certificate of Incorporation or Bylaws nor will the consummation of the transactions contemplated by this Agreement cause any such default or violation. The Company has all requisite corporate power and authority to enter into this Agreement, to sell Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms.

                  (b) Capitalization. The authorized capital stock of the Company consists of 19,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share. Upon issuance of the Shares pursuant to the terms of this Agreement and payment therefor, the Shares will be duly authorized, validly issued, fully paid and nonassessable. Upon issuance, the Shares will not be subject to any preemptive or other preferential rights or similar statutory or contractual rights.


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         5. Registration Rights.

                  5.1 If the Company proposes to register any securities of the Company under the Securities Act of 1933 on any registration form (other than for the registration of securities to be offered and sold by the Company pursuant to (a) an employee benefit plan, (b) a dividend or interest reinvestment plan, (c) other similar plans or (d) reclassifications of securities, mergers, consolidations and acquisitions of assets) permitting a secondary offering or distribution, not less than forty-five (45) days prior to each such registration the Company shall give to the shareholder (the "Holder") written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or Blue Sky laws is intended) and, upon the written request of the Holder furnished within thirty (30) days after the date of any such notice, proceed to include in such registration any shares requested to be registered, referred to as the "Piggy-Back Shares," as have been requested by any such Holder to be included in such registration. The Holder shall in its request describe briefly the proposed disposition of such shares of stock. The Company will in each instance use its best efforts to cause all such Piggy-Back Shares to be registered under the Securities Act of 1933 and qualified under the securities or Blue Sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered.

                  5.2 If the managing underwriter, who shall be selected by the Company, advises the Company in writing that, in its opinion, the inclusion of the Piggy-Back Shares with the securities being registered by the Company or other prospective sellers would exceed the amount of securities that can be successfully offered then there shall be included in such offering the number of such securities which the underwriter believes will not jeopardize the success of the offering.

                  5.3 The Holder who has requested shares of stock to be included in a registration pursuant to this Section 5, by acceptance hereof or thereof, agrees to (a) the selection by the Company or such other security holder of the underwriter to manage such registration and (b) execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such holder and (ii) in customary form.

         6. Miscellaneous.

                  (a) The undersigned agrees not to transfer or assign this Agreement, or any of the undersigned's interest herein.

                  (b) This Agreement, together with all other documents referred to herein, constitutes the entire agreement between the undersigned and the Company with respect to the subject matter hereof. This Agreement may be amended only by a writing executed by both of them.


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                  (c) This Agreement shall be enforced and construed in
accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

                  (d) This Agreement may be executed in counterparts.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement at
         , this            day of           , 199 .
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                                                  ------------------------------
                                                  Name of Purchaser


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                                                  Signature of Purchaser


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                                                  Address

SUBSCRIPTION ACCEPTED:

ARISTO INTERNATIONAL CORPORATION

By:
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       Mouli Cohen, President

Date:                   , 199
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